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                                                                    Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Annual Report (Form 10-K) of KeyCorp and subsidiaries ("Key") of our reports dated February 25, 2005, with respect to the consolidated financial statements of Key, Key management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Key, included in the 2004 Annual Report to Shareholders of Key.

We consent to the incorporation by reference in the following Registration Statements of Key:

         Form S-3 No. 33-58405
         Form S-3 No. 333-10577     (Post-Effective Amendment No. 1 and No. 2)
         Form S-3 No. 333-55959
         Form S-3 No. 333-64601
         Form S-3 No. 333-59175
         Form S-3 No. 333-76619     (Post-Effective Amendment No. 1)
         Form S-3 No. 333-88063
         Form S-3 No. 333-50802
         Form S-3 No. 333-56258
         Form S-3 No. 333-63104
         Form S-3 No. 333-73380     (Amendment No. 1)
         Form S-3 No. 333-88934     (Amendment No. 1)
         Form S-3 No. 333-121553    (Amendment No. 1)
         Form S-4 No. 33-31569
         Form S-4 No. 33-44657
         Form S-4 No. 33-51717
         Form S-4 No. 33-55573
         Form S-4 No. 33-57329
         Form S-4 No. 33-61539
         Form S-4 No. 333-19151
         Form S-4 No. 333-61025
         Form S-8 No. 2-97452
         Form S-8 No. 33-21643
         Form S-8 No. 333-49609
         Form S-8 No. 333-49633
         Form S-8 No. 333-65391
         Form S-8 No. 333-70669
         Form S-8 No. 333-70703
         Form S-8 No. 333-70775
         Form S-8 No. 333-72189
         Form S-8 No. 333-92881
         Form S-8 No. 333-45320
         Form S-8 No. 333-45322
         Form S-8 No. 333-99493
         Form S-8 No. 333-99495
         Form S-8 No. 33-31569      (Post Effective Amendment No. 1 to Form S-4)
         Form S-8 No. 33-44657      (Post-Effective Amendment No. 1 to Form S-4)
         Form S-8 No. 33-51717      (Post-Effective Amendment No. 1 to Form S-4)
         Form S-8 No. 333-66057     (Post-Effective Amendment No. 1 to Form S-4
                                    No. 333-61025)
         Form S-8 No. 333-107074
         Form S-8 No. 333-107075
         Form S-8 No. 333-107076
         Form S-8 No. 333-109273
         Form S-8 No. 333-112225
         Form S-8 No. 333-116120;

of our reports dated February 25, 2005, with respect to the consolidated financial statements of Key, Key management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Key, included in the 2004 Annual Report to Shareholders of Key, which is incorporated by reference in the Annual Report (Form 10-K) of Key.


                                                       /s/ Ernst & Young LLP


Cleveland, Ohio
February 25, 2005